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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               Current Report

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) March 23, 2000



                       HOMESTEAD VILLAGE INCORPORATED
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           (Exact Name of Registrant as Specified in its Charter)


                                  Maryland
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               (State or Other Jurisdiction of Incorporation)


            1-12269                                  74-2770966
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    (Commission File Number)            (I.R.S. Employer Indentification No.)




         2100 RiverEdge Parkway, Atlanta, Georgia              30328
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         (Address of Principal Executive Offices)             (Zip Code)


                               (770) 303-2200
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             (Registrant's Telephone Number, Including Area Code)


                               Not applicable
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       (Former name or former address, if changed since last report)




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Item 5.  Other Events

         On March 23, 2000, Homestead Village Incorporated ("Homestead") announced that it has received an offer from Security Capital Group Incorporated to acquire the remaining shares of Homestead stock that it does not already own. A copy of this press release is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release dated March 23, 2000.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HOMESTEAD VILLAGE INCORPORATED



Dated: March 28, 2000                 By:      /s/ James C. Potts
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                                          James C. Potts
                                          President and Chief Operating Officer